UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 25, 2024

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.0% Notes due 2027	SAT	New York Stock Exchange
8.0% Notes due 2027	SAJ	New York Stock Exchange
8.125% Notes due 2027	SAY	New York Stock Exchange
8.50% Notes due 2028	SAZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On September 25, 2024, Saratoga Investment Corp., a Maryland corporation (the “Company”), issued a press release announcing the postponement of the 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 25, 2024, the Company announced that the Company anticipates that it will not have a sufficient number of shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting, scheduled for Thursday, September 26, 2024 at 10:00 a.m. Eastern Time, to constitute a quorum. The majority of the votes received are in favor of the motion being proposed which is to elect Christian L. Oberbeck as director of the Company, to serve until the 2027 Annual Meeting. The Company has decided to postpone the Annual Meeting to 10:00 a.m. Eastern Time on Wednesday, October 23, 2024. The Annual Meeting will be held at the offices Ropes and Gray, located at 1211 Avenue of The Americas, 38th Floor, New York, NY 10036.

The close of business on July 29, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2024 (the “Proxy Statement”), which is available free of charge on the SEC’s website at www.sec.gov, and on the Company’s website at 3fc2212d-02d6-476f-aebb-fdc690bcfd74 (saratogainvestmentcorp.com).

The Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so before Tuesday, October 22, 2024 at 11:59 p.m., Eastern Time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated September 25, 2024 of Saratoga Investment Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saratoga Investment Corp.

Date: September 25, 2024
	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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